UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 13, 2021
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001731058
UBS Commercial Mortgage Trust 2018-C9
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001532799
UBS Commercial Mortgage Securitization Corp.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001685185
UBS AG, acting through its branch located at 1285 Avenue of the Americas, New York, New York
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001238163
Société Générale, New York Branch
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001558761
Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541468
Ladder Capital Finance LLC
(Exact name of sponsor as specified in its charter)

New York	333-207340-10	38-4059968 38-4059969 38-7196263
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity)

(212) 713-8832
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

The DreamWorks Campus Mortgage Loan, which constituted approximately 3.0% of the asset pool of the issuing entity as of its cut-off date, is an asset of the issuing entity and is part of a loan combination that is being serviced and administered under the pooling and servicing agreement, dated as of March 1, 2018 relating to the UBS Commercial Mortgage Trust 2018-C9 filed as Exhibit 4.1 to the registrant’s Current Report on Form 8-K filed on March 29, 2018 (the “UBS 2018-C9 PSA”).  Pursuant to Section 7.01(d) of the UBS 2018-C9 PSA, AEGON USA Realty Advisors, LLC, an Iowa limited liability company, was removed as special servicer of the DreamWorks Campus Mortgage Loan and Situs Holdings, LLC (“Situs Holdings”), a Delaware limited liability company, was appointed as the successor special servicer of the DreamWorks Campus Mortgage Loan under the UBS 2018-C9 PSA.

        This Current Report on Form 8-K is being filed to record that, effective as of May 13, 2021, the DreamWorks Campus Mortgage Loan will be specially serviced, if necessary, pursuant to the UBS 2018-C9 PSA, by Situs Holdings.

Situs Holdings, LLC

Situs Holdings has been appointed by Prima Capital CRE Securitization 2019-RK1 Ltd., the AB Whole Loan Controlling Holder for the DreamWorks Campus Mortgage Loan, to serve as the special servicer for the DreamWorks Campus Mortgage Loan pursuant to the UBS 2018-C9 PSA.  Situs Holdings’ controlling ownership interest is collectively held by the Trident VI and Trident VII Funds which funds are managed by Stone Point Capital LLC (“Stone Point”), an investment adviser registered with the U.S. Securities and Exchange Commission.  The “Trident VI Funds” include Trident VI, LP, Trident VI Parallel Fund, LP, Trident VI DE Parallel Fund, LP, and Trident VI Professionals Fund, LP.  The “Trident VII Funds” include Trident VII, LP, Trident VII Parallel Fund, LP, Trident VII DE Parallel Fund, LP, and Trident VII Professionals Fund, LP.  Stone Point is a financial services-focused private equity firm that has raised and managed eight private equity funds over 25 years, with aggregate committed capital of more than $25 billion. Stone Point has invested in over 100 companies and targets investments in the global financial services industries, including investments in companies that provide outsourced services to financial institutions, banks and depository institutions, asset management firms, insurance and reinsurance companies, insurance distribution and other insurance-related businesses, specialty lending and other credit opportunities, mortgage services companies and employee benefits and healthcare companies. A minority interest in Situs Holdings is held by Port-aux-Choix Private Investments Inc., a Canadian pension fund managed by The Public Sector Pension Investment Board (“PSP”).  PSP is one of Canada’s largest pension investment managers investing in funds for the pension plans of the Public Service, the Canadian Armed Forces, the Royal Canadian Mounted Police and the Reserve Force.

On September 18, 2020, SitusAMC Holdings Corp., Situs Holdings’ parent, acquired the third-party loan servicing and asset management platform of Cohen Financial, a division of Truist Financial Corporation. The acquisition included Cohen’s servicing and asset management clients and employees, including those related to special servicing.

The principal executive office of Situs Holdings is located at 5065 Westheimer, Suite 700E, Houston, Texas 77056 and its telephone number is (713) 328-4400.  Situs Holdings maintains its principal special servicing office at 101 Montgomery St., Suite 2250, San Francisco, California 94104.

Situs Holdings has a current special servicer rating of  “CSS2-” from Fitch Ratings, Inc. (“Fitch”) and is on S&P’s Select Servicer list as a United States Commercial Mortgage Special Servicer ranked “Above Average.”  Situs Holdings is approved by Moody’s, Kroll and DBRS as a special servicer for CMBS and SFR transactions.  As of March 31, 2021, Situs Holdings is also the named operating advisor for 21 CMBS transactions with an aggregate outstanding principal balance of approximately $17.39 billion.

Situs Holdings and its affiliates (collectively, “Situs”) are involved in the commercial real estate advisory business and engage principally in:

•         Real estate consulting;

•         Primary servicing;

•         CMBS special servicing;

•         Asset management;

•         Commercial real estate valuation; and

•         Due diligence and underwriting.

Since 1985, Situs has provided commercial real estate advisory, due diligence and business solutions to the lending and real estate industries.  Situs has major offices located across the U.S. in San Francisco, New York, and Houston as well as offices in London and Frankfurt.  Situs provides services to financial institutions, investors and servicers as well as to agencies of the United States government.

The tables below set forth information about Situs’ portfolio of securitized specially serviced loans as of the dates indicated below:

Special Servicing

	As of 12/31/2018	As of 12/31/2019	As of 12/31/2020	As of 03/31/2021
CMBS Pools (excluding Single Family Rental)	22	60	181	211
CMBS Loans (excluding Single Family Rental) by Approximate Number..........................................	1,220	1,912	3,099	3,137
Named Specially Serviced Portfolios By Approximate Unpaid Principal Balance(1)........	$ 11,988,515,043	$ 29,654,019,596	$ 53,482,183,741	$ 72,049,891,284
Actively Specially Serviced Portfolios By Approximate Number of Loans(2)......................	12	3	145	44
Actively Specially Serviced Portfolio By Approximate Aggregate Unpaid Principal Balance(2).......................................	$ 138,318,128	$ 12,523,226	$ 2,750,936,174	$ 1,772,607,205
CMBS Single Family Rental Pools	3	6	10	10
By Approximate Number...............	249	512	863	830
Named Specially Serviced Approximate Unpaid Principal Balance(1).......................................	$ 547,140,715	$ 1,410,421,511	$ 2,449,610,876	$ 2,341,125,234
Actively Specially Serviced by Approximate Number of Loans(2)..........................................	7	17	36	33
Actively Specially Serviced by Approximate Unpaid Principal Balance(2).......................................	$ 11,115,151	$ 26,206,600	$ 88,514,810	$ 75,077,842

(1)    Includes all loans in Situs’ portfolio for which Situs is the named special servicer, regardless of whether such loans are, as of the specified date, specially-serviced loans.

(2)    Includes only those loans in the portfolio that, as of the specified date, are specially-serviced loans.

As of March 31, 2021, Situs had 101 personnel involved in the asset management and special servicing of commercial real estate assets, of which 19 were dedicated to the special servicing business unit.  As of March 31, 2021, Situs specially serviced a portfolio that included approximately 184 loans throughout the United States, including non-securitized notes, with a then current face value in excess of $1.97 billion, all of which are commercial or multifamily real estate assets.  As of March 31, 2021, Situs had 177 personnel involved in the primary/master servicing of commercial real estate, all of which are commercial or multifamily real estate assets.

Those commercial real estate assets included mortgage loans secured by the same types of income producing properties as the property securing the DreamWorks Campus Mortgage Loan.  Additionally, certain affiliates of Situs may be invested in, directly or indirectly, commercial real estate assets and commercial mortgage assets that include the same types of loans as the DreamWorks Campus Mortgage Loan and property securing the DreamWorks Campus Mortgage Loan.  Accordingly, the assets that Situs services, depending upon the particular circumstances, including the nature and location of such assets, compete with the mortgaged real property securing the DreamWorks Campus Mortgage Loan for tenants, purchasers, financing and so forth.

Situs has developed policies and procedures for the performance of its servicing and special servicing obligations in compliance with applicable servicing criteria set forth in Item 1122 of Regulation AB, including managing delinquent loans and loans subject to the bankruptcy of the borrower.  Situs has recognized that technology can greatly improve its performance as a servicer and special servicer, and Situs’ infrastructure provides improved controls for compliance with pooling and servicing agreements, loan administration and procedures in workout/resolution.

Situs occasionally engages consultants to perform property inspections and provide certain asset management functions.  Situs does not have any material primary advancing obligations with respect to the CMBS pools as to which it acts as servicer and/or special servicer and accordingly Situs does not believe that its financial condition will have any adverse effect on the performance of its duties under the UBS 2018-C9 PSA nor any material impact on the loan performance or the performance of the DreamWorks Campus Mortgage Loan.

Situs Holdings will not have primary responsibility for custody services of original documents evidencing the mortgage loans for which it is special servicer.  On occasion, Situs Holdings may have custody of certain of such documents as necessary for enforcement actions involving particular mortgage loans for which it is special servicer.  To the extent that Situs Holdings has custody of any such documents, such documents will be maintained in a manner consistent with the Servicing Standard.  There are currently no legal proceedings pending; and no legal proceedings known to be contemplated by governmental authorities, against Situs or of which any of its property is the subject, which is material to the holders of the DreamWorks Campus Mortgage Loan.

No securitization transaction involving commercial or multi-family mortgage loans in which Situs was acting as servicer and/or special servicer has experienced an event of default as a result of any action or inaction performed by Situs as special servicer.  In addition, there has been no previous disclosure of material non-compliance with servicing criteria by Situs with respect to any other securitization transaction involving commercial or multi-family mortgage loans in which Situs was acting as servicer and/or special servicer.

From time to time, Situs and its affiliates are parties to lawsuits and other legal proceedings arising in the ordinary course of business.  Situs does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to serve as servicer and/or special servicer.

Situs is not an affiliate of the depositor, the sponsors/mortgage loan sellers, servicers (other than Rialto Capital Advisors, LLC, the Special Servicer for the UBS Commercial Mortgage Trust 2018-C9), sub-servicer, the master servicer, the trustee, the certificate administrator, the custodian, the operating advisor or the asset representation reviewer.  Situs is affiliated with the entity that appointed Rialto Capital Advisors, LLC as Special Servicer for the UBS Commercial Mortgage Trust 2018-C9, which entity is currently the owner of at least a majority of the controlling class of, and the directing certificateholder for, the UBS Commercial Mortgage Trust 2018-C9.

From time to time, Situs and/or its affiliates may purchase or sell securities, including CMBS certificates. Situs and/or its affiliates may review the prospectus with respect to the issuing entity and purchase or sell certificates issued by the issuing entity, including in the secondary market.  Except as described herein, neither Situs nor any of its affiliates will retain as of the date of its appointment any certificates issued by the issuing entity or any other economic interest in this securitization. However, Situs, or its affiliates, may from time to time after the effective date of its appointment, acquire additional certificates pursuant to secondary market transactions. Any such party will have the right to dispose of such certificates at any time.

The depositor, the sponsors, the mortgage loan sellers, the borrowers, the guarantors, the master servicer, the trustee and the certificate administrator may maintain banking and other commercial relationships with Situs and its affiliates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UBS Commercial Mortgage Securitization Corp.

/s/ Nicholas Galeone
Nicholas Galeone, President

Date:  May 13, 2021

/s/ Andrew Lisa
Andrew Lisa, Associate Director

Date:  May 13, 2021